INTELIDATA TECHNOLOGIES CORPORATION
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                    SEPTEMBER 30, 1999 AND DECEMBER 31, 1998
                        (in thousands, except share data)

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                                                                                        1999            1998
                                                                                    ------------    ------------
ASSETS
  CURRENT ASSETS
     Cash and cash equivalents                                                      $     10,399    $      8,050
     Accounts receivable, net of allowances of $585
         in 1999 and $592 in 1998                                                          3,222           2,113
     Prepaid expenses and other current assets                                                 5             143
                                                                                    ------------    ------------
         Total current assets                                                             13,626          10,306

  NONCURRENT ASSETS
     Property and equipment, net                                                             214             348
     Other assets                                                                            175             257
                                                                                    ------------    ------------

TOTAL ASSETS                                                                        $     14,015    $     10,911
                                                                                    ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
  CURRENT LIABILITIES
     Accounts payable                                                               $      1,626    $      1,344
     Accrued expenses and other liabilities                                                1,503             910
     Deferred revenues                                                                     1,836           3,056
     Net liabilities of discontinued operations                                            1,850           5,270
                                                                                    ------------    ------------
         Total current liabilities                                                         6,815          10,580

  NONCURRENT LIABILITIES
     Deferred revenues                                                                         -               -
                                                                                    ------------    ------------
TOTAL LIABILITIES                                                                          6,815          10,580

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Preferred stock, $0.001 par value; authorized 5,000,000 shares;
         600 shares issued and 520 outstanding                                                --              --
     Common stock, $0.001 par value; authorized 60,000,000 shares;
         issued 34,011,079 shares in 1999 and 32,293,005, shares in 1998;
         outstanding 33,329,579 shares in 1999 and 31,611,505 in 1998                         34              32
     Additional paid-in capital                                                          257,680         247,359
     Treasury stock, at cost                                                              (2,064)         (2,064)
     Deferred compensation                                                                  (217)           (152)
     Accumulated deficit                                                                (248,233)       (244,844)
                                                                                    ------------    ------------
TOTAL STOCKHOLDERS' EQUITY                                                                 7,200             331
                                                                                    ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $     14,015    $     10,911
                                                                                    ============    ============
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